Exhibit 99.1

News

Aug. 28, 2024

ONEOK to Acquire Medallion and Controlling Interest in EnLink from
Global Infrastructure Partners in Transactions Valued at $5.9 Billion

Establishes fully integrated Permian Basin platform at scale

Expands and extends footprint in Mid-Continent, North Texas and Louisiana

Delivers immediate accretion to EPS and FCF supporting capital allocation strategy

Provides significant synergies through complementary asset positions

Maintains ONEOK’s strong investment-grade credit ratings

ONEOK intends to pursue a tax-free acquisition of the EnLink publicly held interests following the closing of this transaction

TULSA, Okla. – Aug. 28, 2024 – ONEOK, Inc. (NYSE: OKE) (“ONEOK”) today announced that it has executed a definitive agreement with Global Infrastructure Partners (“GIP”) under which ONEOK will acquire GIP’s entire interest in EnLink Midstream, LLC (NYSE: ENLC) (“EnLink”), consisting of 43% of EnLink’s outstanding common units for $14.90 per unit and 100% of the interests in the managing member for $300 million, for total cash consideration of approximately $3.3 billion.

ONEOK and GIP also entered into a separate definitive agreement under which ONEOK will acquire from GIP all of the equity interests in Medallion Midstream, LLC (“Medallion”), the largest privately held crude gathering and transportation system in the Permian’s Midland Basin, for $2.6 billion1 in cash representing approximately 6.3 times estimated 2025 EBITDA, including expected base case run-rate synergies.

CEO PERSPECTIVE:

“ONEOK has a longstanding reputation as being intentional in building a premier energy infrastructure company, and today’s transactions further solidify that status by adding complementary assets that allow us to continue expanding and extending our value chain,” said Pierce H. Norton II, ONEOK president and chief executive officer.

“We are particularly excited to meaningfully increase our company’s presence in the Permian Basin, which is expected to continue driving the majority of U.S. oil and gas growth. ONEOK has demonstrated its ability to bring assets together and capture synergies, and we are confident that these accretive transactions will enhance value for our stakeholders and will allow us to provide enhanced offerings across multiple ONEOK platforms.

“We are also looking forward to welcoming the employees of EnLink and Medallion to ONEOK,” added Norton.

[1]	Includes potential consideration to acquire the remaining interests in a Medallion joint venture pursuant to existing third-party rights.

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ONEOK to Acquire Medallion and Controlling Interest in EnLink from Global Infrastructure Partners in Transactions Valued at $5.9 Billion

Aug. 28, 2024

STRATEGIC RATIONALE:

●	Establishes fully integrated Permian Basin platform at scale: The transactions are highly complementary to ONEOK’s existing Permian natural gas liquids (“NGL”) and crude infrastructure platform and include 1.7 billion cubic feet per day of Permian gas processing capacity and 1.6 million barrels per day of Permian crude gathering capacity. ONEOK expects to capitalize on its expanded and integrated platforms in the Permian Basin to drive new service offerings for producers in the region.

●	Expands and extends footprint in Mid-Continent, North Texas and Louisiana: The EnLink transaction enhances ONEOK’s existing integrated gas and NGL platform in Oklahoma and provides ONEOK with gas gathering and processing operations in North Texas that produce solid cash flows and are directly connected to Mont Belvieu by ONEOK’s NGL pipelines. The EnLink transaction also provides ONEOK with a new position in Louisiana that includes 220,000 barrels per day of NGL fractionation capacity and approximately 4.0 billion cubic feet per day of natural gas pipeline capacity, both of which are connected to key demand centers. ONEOK expects the natural gas transmission assets to benefit from strong industrial demand growth related to data centers, liquefied natural gas, ammonia and hydrogen.

●	Delivers immediate accretion to EPS and FCF supporting capital allocation strategy: The transactions are expected to be immediately accretive to earnings per share and free cash flow per share. The expected accretion will further bolster ONEOK’s capital allocation strategy and ability to execute share repurchases under its previously authorized $2 billion share repurchase program.

●	Provides significant synergies through complementary asset positions: In addition to meaningful commercial synergies ONEOK will attain from owning Medallion’s crude gathering business in the Permian Basin, ONEOK expects additional synergies to be achieved through its control of EnLink. Key commercial and operational synergy potential from EnLink centers on integrating ONEOK’s and EnLink’s Mid-Continent gathering and processing systems and optimizing ONEOK’s and EnLink’s Gulf Coast NGL assets. Following the acquisition of Medallion, the acquisition of GIP’s interests in EnLink and the proposed purchase of the publicly held interests in EnLink, ONEOK believes these, and other contemplated activities will result in annual synergies of approximately $250 million to $450 million within three years.

●	Maintains ONEOK’s strong investment-grade credit ratings: After giving effect to the transactions, ONEOK expects pro forma 2025 year-end net debt-to-EBITDA of approximately 3.9 times. ONEOK believes the transactions will improve its overall credit attributes and expects leverage to trend toward its previously announced target of 3.5 times during 2026 as growth projects are placed into service, assuming the completion of ONEOK’s previously announced $2 billion share repurchase program by year end 2027.

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ONEOK to Acquire Medallion and Controlling Interest in EnLink from Global Infrastructure Partners in Transactions Valued at $5.9 Billion

Aug. 28, 2024

DETAILS OF THE TRANSACTIONS:

$300 million of the total $3.3 billion purchase price for the EnLink interests is for GIP’s 100% interest in the managing member of EnLink. GIP’s common units in EnLink are being purchased for a total value of $3.0 billion, or $14.90 per unit, representing a premium of 12.8% to EnLink’s closing market price as of Aug. 27, 2024. As a result of the transaction with GIP, EnLink will be a consolidated subsidiary of ONEOK for GAAP financial reporting purposes.

After the closing of the purchase of GIP’s interests in EnLink, ONEOK intends to pursue the acquisition of the publicly held common units of EnLink in a tax-free transaction. The fully combined ONEOK and EnLink asset bases would be expected to enhance synergies, reduce leverage and increase accretion to ONEOK shareholders. In addition, a combination with ONEOK is expected to give EnLink unitholders access to ONEOK’s stock which is part of the S&P 500, and which has significantly greater trading liquidity and an attractive dividend yield.

ONEOK has obtained financing commitments from JPMorgan Chase Bank, N.A. and Goldman Sachs Bank USA to provide up to $6.0 billion to fund the aggregate cash consideration and other expenses in connection with the EnLink and Medallion transactions. Both transactions have been unanimously approved by ONEOK’s board of directors. The transactions are not cross conditional and are expected to close early in the fourth quarter of 2024. The closing of each transaction is subject to customary closing conditions, including Hart-Scott-Rodino Act clearance.

Upon closing of the EnLink transaction, ONEOK will have control of EnLink’s managing member and intends to replace the board members currently designated by GIP with new board members designated by ONEOK.

ONEOK will maintain its headquarters in Tulsa, Oklahoma, and intends to retain a meaningful employee presence in the Dallas and Houston metropolitan areas.

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ONEOK to Acquire Medallion and Controlling Interest in EnLink from Global Infrastructure Partners in Transactions Valued at $5.9 Billion

Aug. 28, 2024

CONFERENCE CALL INFORMATION:

ONEOK executive management will host a conference call on Thursday, Aug. 29, 2024, at 8:30 a.m. Eastern Daylight Time (7:30 a.m. Central Daylight Time) to discuss the transaction.

To participate in the telephone conference call, dial 877-883-0383, entry number 9747806, or log on to www.oneok.com. The call also will be carried live on ONEOK’s website.

If you are unable to participate in the conference call or the webcast, the replay will be available on ONEOK’s website, www.oneok.com, for one year. A recording will be available by phone for seven days and may be accessed at 877-344-7529, access code 5816083.

TRANSACTION PRESENTATION:

Additional information that will be discussed on the conference call is accessible by selecting the link below.

https://ir.oneok.com/news-and-events/events-and-presentations

ADVISORS:

Goldman Sachs & Co. LLC is serving as lead financial advisor to ONEOK for the EnLink transaction. J.P. Morgan Securities, LLC and TPH&Co., the energy business of Perella Weinberg Partners, also advised ONEOK. Kirkland & Ellis LLP is serving as ONEOK’s legal advisor.

Greenhill, a Mizuho affiliate, and Scotiabank are serving as financial advisors to GIP for the EnLink transaction. Latham & Watkins is acting as GIP’s legal advisor.

Goldman Sachs & Co. LLC is serving as lead financial advisor to ONEOK for the Medallion transaction. J.P. Morgan Securities, LLC and BofA Securities also advised ONEOK. Kirkland & Ellis LLP is serving as ONEOK’s legal advisor.

RBC Capital Markets is serving as lead financial advisor to GIP for the Medallion transaction. Santander US Capital Markets LLC also advised GIP. Vinson & Elkins is acting as GIP’s legal advisor.

JPMorgan Chase Bank, N.A. and Goldman Sachs Bank USA are providing fully committed financing for both transactions.

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ONEOK to Acquire Medallion and Controlling Interest in EnLink from Global Infrastructure Partners in Transactions Valued at $5.9 Billion

Aug. 28, 2024

ABOUT ONEOK:

At ONEOK (NYSE: OKE), we deliver energy products and services vital to an advancing world. We are a leading midstream operator that provides gathering, processing, fractionation, transportation and storage services. Through our more than 50,000-mile pipeline network, we transport the natural gas, NGLs, refined products and crude oil that help meet domestic and international energy demand, contribute to energy security and provide safe, reliable and responsible energy solutions needed today and into the future. As one of the largest diversified energy infrastructure companies in North America, ONEOK is delivering energy that makes a difference in the lives of people in the U.S. and around the world.

ONEOK is an S&P 500 company headquartered in Tulsa, Oklahoma.

ABOUT GLOBAL INFRASTRUCTURE PARTNERS (GIP):

Global Infrastructure Partners (GIP) is a leading infrastructure investor that specializes in investing in, owning and operating some of the largest and most complex assets across the energy, transport, digital infrastructure and water and waste management sectors. Headquartered in New York, GIP has offices in Brisbane, Dallas, Hong Kong, London, Melbourne, Mumbai, Singapore, Stamford and Sydney.

GIP has approximately $115 billion in assets under management. GIPs portfolio companies have combined annual revenues of approximately $71 billion and employ over 116,000 people. GIP believes that its focus on real infrastructure assets, combined with its deep proprietary origination network and comprehensive operational expertise, enables it to be responsible stewards of investor capital and to create positive economic impact for communities. For more information, visit www.global-infra.com [global-infra.com].

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ONEOK to Acquire Medallion and Controlling Interest in EnLink from Global Infrastructure Partners in Transactions Valued at $5.9 Billion

Aug. 28, 2024

FORWARD-LOOKING STATEMENTS:

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that ONEOK expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “opportunity,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “target,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the proposed transactions, the expected closing of the proposed transactions and the timing thereof, ONEOK’s ability to acquire the publicly-held common units in EnLink following the completion of the acquisition of GIP’s interest in EnLink and the timing thereof, descriptions of ONEOK and its operations after giving effect to the transactions, strategies and plans, integration, debt levels and leverage ratios, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities and anticipated future performance, including enhancements to ONEOK’s investment-grade credit profile, the expected accretion to earnings per share and free cash flow per share, dividend payments and potential share repurchases, increase in the value of tax attributes and the expected impact on EBITDA. Information adjusted for the proposed transactions should not be considered a forecast of future results. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the risk that ONEOK’s, EnLink’s and Medallion’s businesses will not be integrated successfully; the risk that cost savings, synergies and growth from the proposed transactions may not be fully realized or may take longer to realize than expected; the risk that the credit ratings following the proposed transactions may be different from what ONEOK expects; the risk that a condition to closing of either of the proposed transactions may not be satisfied, that any party may terminate the applicable definitive agreements or that the closing of either of the proposed transactions might be delayed or not occur at all; the risk of potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transactions; the risk that the parties do not receive regulatory approval of the proposed transactions; risks related to the occurrence of any other event, change or circumstance that could give rise to the termination of the proposed transactions; the risk that changes in ONEOK’s capital structure could have adverse effects on the market value of its securities; risks related to the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on each of the companies’ operating results and business generally; the risk that the proposed transactions could distract management from ongoing business operations or cause any of the companies to incur substantial costs; the risk that ONEOK may be unable to reduce expenses or access financing or liquidity; risks related to the impact of any economic downturn and any substantial decline in commodity prices; the risk of changes in governmental regulations or enforcement practices, especially with respect to environmental, health and safety matters; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond ONEOK’s control, including those detailed in ONEOK’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on ONEOK’s website at www.oneok.com and on the website of the Securities and Exchange Commission at www.sec.gov. All forward-looking statements are based on assumptions that ONEOK believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and ONEOK does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

CONTACTS:

ONEOK, Inc.

Investor Relations:

Andrew Ziola

(918) 588-7683

ONEOKInvestorRelations@oneok.com

Media Relations:

Alicia Buffer

(918) 861-3749

alicia.buffer@oneok.com

Global Infrastructure Partners (GIP)

Mustafa Riffat

(929) 656-2729

mustafa.riffat@global-infra.com

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